ROWAN

RIGHT

RIGS PEOPLE PRIORITIES

Analyst And Investor Day

May 30, 2012 | New York, New York

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements about the proposed change in corporate structure as well as statements as to the expectations, beliefs and future expected financial performance of the Company that are based on current expectations and are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected by the Company. Among the factors that could cause actual results to differ materially include oil and natural gas prices, the level of offshore expenditures by energy companies, energy demand, the general economy, including inflation, weather conditions in the Company’s principal operating areas and environmental and other laws and regulations, including changes in tax laws and whether the Company achieves the benefits it expects from the change in Rowan's corporate structure. Other relevant factors have been and will be disclosed in the Company’s filings with the SEC.

Rowan's Analyst Day Management Team



Matt Ralls
President And CEO



Bill Wells
Senior Vice President, Chief Financial Officer And Treasurer



John Buvens
Executive Vice President, Legal



Tom Burke
Chief Operating Officer



Kevin Bartol
Senior Vice President, Corporate Development



Melanie Trent
Senior Vice President, Chief Administrative Officer And Corporate Secretary



Mark Keller
Executive Vice President, Business Development



Pharr Smith
Senior Vice President, Operations Support



Suzanne Spera
Director, Investor Relations

Today's Agenda

Corporate Overview	Matt Ralls, *President And Chief Executive Officer*
Rowan Execution-Ensuring Customer Satisfaction And Superior Returns	Tom Burke, *Chief Operating Officer*
Rowan Offshore Drilling Market Trends And Growth Opportunities	Mark Keller, *Executive Vice President-Business Development*
Catalysts For Rowan Earnings	Bill Wells, *Chief Financial Officer And Treasurer*
Rowan Strategic Focus	Kevin Bartol, *Senior Vice President-Corporate Development*
Closing Remarks	Matt Ralls, *President And Chief Executive Officer*
Questions And Answers	





Corporate Overview

Matt Ralls

President And Chief Executive Officer

Rowan's Transitions and Achievements


SOLD MANUFACTURING BUSINESS
for $1.1bn in cash
SOLD LAND BUSINESS
for $510m in cash
ENTERED ULTRA-DEEPWATER MARKET
3 drillships for $2bn
COMPLETED JACK-UP NEWBUILD PROGRAM
11 jack-ups for $3bn
APPROVED $150M SHARE REPURCHASE PROGRAM
COMPLETED REDOMESTICATION TO UK WITH CLASS A SHARES

Rowan Has The Right ...

Rigs



People



Priorities


Mission
Values
Goals
Action Plans

Rowan Has The Right Rigs

Industry Leading Position In High-spec Jack-ups

One Of The Youngest Fleets In The Industry

Strong Operational Reputation And High-Quality Equipment

Industry Leading Day Rates And Highest Utilization

Rowan Has The Right Rigs

Growing Offshore Drilling




ROWAN

High-Spec Jack-ups + Ultra-Deepwater Rigs

Rowan Has The Right Rigs

Building Toward The Right Balance


High-Spec Jack-ups
Ultra-Deepwater Rigs
EBITDA Balance

Total Deepwater Capital Spending To Increase

	2002-11	2012-21	% Change
Onshore	3,186.6	4,599.1	44.3%
Shallow	865.8	1,334.3	54.1%
Deep	435.7	888.9	104.0%
Ultra Deep	133.7	545.8	308.4%
Industry Total	**4,621.8**	**7,368.1**	**59.4%**

Source: PFC Energy

Deepwater Reserves Much More Open To IOCs


Access to Shallow Reserves (Oil+Gas)
NOC Reserves with No Equity Access 73%
NOC Reserves with Equity Access 20%
Reserves Held By Russ Cos 2%
Full IOC Access 5%


Access to Deepwater Reserves (Oil+Gas)
NOC Reserves with Equity Access 33%
NOC Reserves with No Equity Access 39%
Full IOC Access 28%

Source: PFC Energy

Rowan Has The Right People


History Of Operational Excellence
Transferable Skills And Knowledge
Key Deepwater Managers In Place
TEAM

Rowan Has The Right Priorities

Mission

To be recognized by our customers as the most efficient and capable provider of demanding contract drilling services

Highest Customer Satisfaction

Values

We treat each other, our customers and suppliers with respect,

commit ourselves to an injury free workplace,

uphold the highest standards of integrity, protect the environment, and

create a culture of continuous improvement.

Highest Customer Satisfaction

☑ **Safety**

☑ **Reliability**

Rowan Has The Right Priorities - Safety

- Rowan reinforces a strong safety culture
  - Safety and integrity are our highest priorities
  - Continually engage everyone in a conversation on safety
  - Every employee at Rowan has the right and obligation to stop any operation that is or could be unsafe


SAFETY starts with
YOU!
IT'S AN ATTITUDE
NOT AN OPTION


Zero in
On Safety

Reliability Depends On Critical Skills

- Maintenance
- Compentency
- Project Management
- Supply Chain

Rowan Has The Right Priorities - Customer Satisfaction

EnergyPoint RESEARCH

- ☑ Rowan rated "Very High" in Service and Professionalism
- ☑ Rowan ranked highest in Middle East and by multinationals and large customers
- ☑ Rowan ranked second overall in Total Customer Satisfaction among offshore drilling contractors
- ☑ Rowan showed the largest improvement in Total Customer Satisfaction among offshore contractors between 2010 and 2011

Rowan Has The Right Priorities - Financial Discipline

- Focus On Cost Effectiveness
- Detailed Market Analysis
- Rigorous Return Analysis
- Investment Grade Credit Rating

Rowan Has The Right Priorities


Grow Earnings Power Of Our Fleet
Grow Our Fleet
Grow Earnings Per Share
ROWAN
R
COMPANIES PLC

Rowan Has The Right …

Rigs



People



Priorities


Mission
Values
Goals
Action Plans







Rowan Execution

Ensuring Customer Satisfaction And Superior Returns

Tom Burke

Chief Operating Officer

Operations Agenda

- Ensuring Customer Satisfaction


Safety
The Right Rigs
Drilling Efficiency
Reliability

- Driving Superior Financial Returns


Maximize the Earnings Power of the Fleet
Maximizing Revenue
Cost Effectiveness
Effective Capital Allocation

Ensuring Customer Satisfaction


Safety
The Right Rigs
Drilling Efficiency
Reliability

Jack-ups And Drillships - The Right Rigs



Increasingly Customers Require:

- Ability to handle large casing strings required by deep wells
- Increased mechanization
- Large third party accommodation
- Expanded deck space and capacity
- Jack-ups - deeper water depths with substantial leg penetration and suitable environmental survivability
- Drillships - deeper water depths with redundancy in subsea /critical equipment

Safety And Operational Risk Management

Safety Performance

- A strong safety culture and performance are absolute requirements of IOCs, many NOCs and large independents

Managing Risk

- Personal safety systems are always important, however, Rowan is focused on managing major operational risks

Management System

- A strong management system ensures consistent global performance and continuous improvement; "Say what you do, do what you say and prove it"

Long Term Reliability Initiatives In Place

Root Causes	• Understanding failure causes through in depth root cause analysis of operational incidents and Failure Mode, Effects, and Criticality Analysis (FMECA) on new build critical systems
Systems	• Upgrading preventive maintenance systems to make a step change in reliability - refining the "what, why and when" of preventive maintenance
Organization	• Increased engineering and maintenance support to ensure reliability and superior performance

Reliability Impacts Financial Performance

Unbillable Downtime / Operating Time (%)


1.0
0.9
1.9
1.2
2.5
3.0
3.3
3.8
2.6
1.5
Q1'10
Q1'11
Q1'12

Removal Of Excess Downtime (EBITDA $ MM)


343
16
359
2011 EBITDA
Unbillable Downtime = 1.5%
2011 EBITDA'

Drilling Efficiency - People and Process

Experienced Personnel

- Rowan has highly experienced crews and is striving to lead the industry in talent management and workforce planning

Training And Competency Assurance

- Significant focus on efficient training and assuring Rowan, customers and regulators that crews are competent

Standardizing Work

- Focusing on documenting and comparing operational best practices on each class of rig

Driving Superior Financial Returns



Maximize The Earnings Power Of The Fleet
Maximizing Revenue
Cost Effectiveness
Effective Capital Allocation

Contracted Days In Period Drives Financial Performance

Shipyard And Transit Time / Total Operating Time (%)


1
0
3
9
25
20
27
17
11
15.0
Q1'10
Q1'11
Q1'12

Removal Of Excess Shipyard And Transit Time (EBITDA $MM)


343
16
92
450
2011 EBITDA
Unbillable Downtime = 1.5%
Shipyard & Transit Time = 15%
2011 EBITDA'

Maximizing Revenue Though Rigorous Project Management Processes


Project Conception
Gate 1
Gate 2
Gate 3
Gate 4
Business Planning
Scope Development
Project Planning
Project Execution
Operations

Proactively Manage Costs By Becoming An Industry Leader In Supply Chain


Processes and systems - efficient and consistent on a global basis
Strategic sourcing - continuous improvement in spend management
People - trained and experienced
Supply chain quality systems - in place and effective
Suppliers - managed proactively

Have the right inventory on the rigs to support operations at the lowest cost

Operations Summary

- Ensuring Customer Satisfaction
  - The right rigs
  - Safety
  - Reliability
  - Drilling efficiency
- Driving Superior Financial Returns
  - Maximizing revenue thought project management processes
  - Cost effectiveness by supply chain excellence
  - Effective capital allocation



Rowan Offshore Drilling Market Trends And Growth Opportunities

Mark Keller
Executive Vice President-Business Development

Rowan Has The Right Rigs …

➢ Jack-up Market Update

- Worldwide overview
- Why our jack-ups are the **right rigs** in the **right places!**
- Bifurcating market
- Rowan vs. peer group
- Focus on the high-spec market



➢ Deepwater Market Update

- Worldwide overview
- Why our UDW drillships are the **right rigs!**
- Targeted areas / contracts



Worldwide Jack-up Market: 477 Total


North Sea
95%
43 Rigs
Mediterranean
78%
18 Rigs
Middle East
85%
123 Rigs
US GOM
59%
70 Rigs
Mexico
91%
32 Rigs
C&S America
73%
15 Rigs
West Africa
71%
35 Rigs
Indian Ocean
97%
33 Rigs
Southeast Asia
84%
64 Rigs
Australia
100%
2 Rigs

Total Utilization	81%
Marketed Utilization*	93%

* Marketed Utilization excludes Cold Stacked / Out of Service units

The Right Rigs … In The Right Places

Rowan's geographically diversified fleet of 31 jack-ups - current


North Sea: 6
U.S. GOM: 9
Trinidad: 2
Middle East: 11
SE Asia: 3

The Right Rigs … In The Right Places

Rowan's geographically diversified fleet of 31 jack-ups – YE 2012


North Sea: 6
U.S. GOM: 7
The Med: 1
Middle East: 11
SE Asia: 4
Trinidad: 2

The Right Rigs … In The Right Places



North Sea Market Drivers

- Harsh environment
- High spec demands
- High returns
- Strong customer relationships

The Right Rigs … In The Right Places


Middle East Market Drivers
• Strong relationship with Saudi Aramco
• Oil production increase / gas demands (high-spec jack-ups)
• Workover programs (for 116Cs)
• Development work (for TARZANs)

The Right Rigs … In The Right Places


SE Asia Market Drivers
• Overall increase in demand in region for internal use and exportation
• High grading of fleets
• Request for HP/HT EXPERIENCE (vs. newbuilds)

Jack-up Market Continues To Bifurcate



Worldwide Utilization By Rig Class
100%
80
60
40
20
Jan 2006
Jan 2007
Jan 2008
Jan 2009
Jan 2010
Jan 2011
Jan 2012
25% difference
IS, MS, MC
<300'
300'
350'+ (including High Spec)

Rowan's Capable Fleet Benefits In Day Rate



Earned Dayrate by Rig Class
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
Jan 2006
Jan 2007
Jan 2008
Jan 2009
Jan 2010
Jan 2011
Jan 2012
$58K difference
IS, MS, MC
<300'
300'
350'+ (including High Spec)

Rowan's Rigs Set It Apart From The Competition



Comparison of Current Earned Day Rates
Rowan vs. Peers (000s)
$250
$200
$150
$100
$50
$0
$224
$174
$130
$95
$129
$112
$110
$92
N. Sea
Mid East
S.E. Asia
U.S. GOM
Rowan
Peers (1)



Comparison of Rowan Utilization to Peers
100
80
60
40
20
0
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
Rowan
Peers (1)

1) *Peers include DO, RIG, NE, SDRL/ NADL, and ESV*

Rowan Dominates The High-spec Jack-up Market



Number of High-Spec Jack-ups
20
18
16
14
12
10
8
6
4
2
0
19
Rowan High-spec Jack-ups
Rowan
Noble
Seadrill / NADL
Prospector
Aban
Maersk
ENSCO
COSL
Opus
KS Energy
Drilling & Offshore
Herc / Discovery
Sino
Yantai
Diamond
Japan Drilling
Momentum
Operadora Cicsa
Current
By YE 2014

High-spec Newbuild Jack-up Absorption: Where Could They Go?

Rowan's forecast of regional placement of 32 high-spec newbuild jack-ups


N. Sea
11 rigs
Caspian
1 rig
The Med
2 rigs
Mid. East
6 rigs
Far East
1 rig
Trinidad
2 rigs
SE Asia
7 rigs
W. Africa
2 rigs

- 6 Contracted (5 N. Sea / 1 Caspian)
- 1 Owner Operated in China
- Super A Class intended for N. Sea
- JU 2000 / 3000 spread throughout
- Based on market demand and known tenders

Worldwide Drillship Market: 82



North Sea
100%
2 Rigs
Mediterranean
50%
2 Rig
Far East
100%
2 Rigs
USA
100%
14 Rigs
Southeast Asia
90%
8 Rigs
S America
100%
27 Rigs
Indian Ocean
100%
12 Rigs
West Africa
100%
14 Rigs
Australia
100%
1 Rig
Total Utilization 98%
Marketed Utilization* 99%

* Marketed utilization excludes cold stacked / out of service units

Rowan Poised To Take Advantage Of UDW Day Rate Upswing

Dayrate Fixtures* for 10,000'+ Drillships


$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
Jan-05
Jan-06
Jan-07
Jan-08
Jan-09
Jan-10
Jan-11
Jan-12
1 Year or Less
>1 and <3 Years
3 Years or More

* based on 'new mutual' contracts

Rowan's UDW Drillship Design: Building The Right Rigs With The Operator In Mind

Expanded Capabilities

- 4mm Pounds of riser tensioning capability
- 3rd Load path
- Retractable thrusters
- Hull integration

Designed with Redundancy

- Dual 7-Ram BOPs
- Redundant riser hold bridge cranes
- Redundant hydraulic / electrical BOP deadman control

Global Capabilities

- Built to meet Brazilian requirements
- Built to New Gulf of Mexico standards
- Black Sea accessible

Unmatched capabilities at a competitive construction cost

Rowan Tops UDW Drillship Ranking!

Rank	Manager	Rig Name
1	Rowan	Rowan Renaissance
2	Rowan	Rowan Resolute
3	Rowan	Rowan Reliance
4	Diamond Offshore	Ocean BlackHawk
5	Diamond Offshore	Ocean BlackHornet
6	Transocean	Discoverer Clear Leader
7	Transocean	Discoverer Americas
8	Dolphin	Bolette Dolphin
9	Maersk Drilling	Maersk Drsh Tbn1
10	Transocean	Discoverer Inspiration
11	Ocean Rig	Ocean Rig Corcovado
12	Maersk Drilling	Maersk Drsh Tbn2
13	Maersk Drilling	Maersk Drsh Tbn3
14	Maersk Drilling	Maersk Drsh Tbn4
15	Diamond Offshore	Ocean BlackRhino
16	Ocean Rig	Ocean Rig Olympia
17	Ocean Rig	Ocean Rig Poseidon
18	Ocean Rig	Ocean Rig Mykonos
19	Pacific Drilling	Pacific Santa Ana
20	Diamond Offshore	Ocean BlackLion

- Third-party drillship ranking just completed by IHS-Petrodata
- 10,000'+ Drillships (current and newbuild) indexed and ranked on 18 different criteria

Rowan ranks #1, #2, and #3

Source: IHS ODS-PETRODATA

Rowan Drillships are the Right Design

Recent Newbuilds Announced	Shipyard	Hull Integration	12,000ft Outfitting	Retractable Thrusters	Dual BOP Equipped	Enhanced Riser Gas Handling	AHD & CMC	3rd Load Path	Riser Tension Capacity (4000 kips)	Mud Pumps (5x2200)
Rowan	Hyundai	✓	✓	✓	✓	✓	✓	✓	✓	✓
May 2012	Hyundai	✓			✓					✓
Apr 2012	Samsung		✓				✓	✓		
Apr 2012	Samsung	✓		✓				✓	✓	
Mar 2012	Samsung									✓
Feb 2012	Samsung		✓				✓	✓		
Feb 2012	Samsung		✓				✓	✓		
Oct 2011	Daewoo						✓	✓	✓	
Sep 2011	Hyundai	✓		✓			✓	✓		
Jul 2011	Samsung									

Rowan Is Targeting The Right Places And The Right Operators


U.S. GOM
West Africa (Angola)
Priority: Deepwater Basins
Priority: Frontier Regions
Secondary Focus

Seeking to work with Operators who…

- Will partner with us for the future
- Will maximize our drillships' operating capabilities
- Are worldwide leaders in the deepwater market

Newbuild Drillship Absorption: Where Could They Go?

Rowan's forecast of regional placement of 69 newbuild drillships


US GOM: 15
The Med: 1
S. Korea: 3
SE Asia: 2
W. Africa: 9
Brazil: 33
E. Africa: 6

- 97% placement based on known demand -
  - Contracted:34
  - Tender Activity:32

Could the market be ready to absorb more newbuilds?





Catalysts For Rowan Earnings

Bill Wells
Chief Financial Officer And Treasurer

Catalysts For Rowan Earnings

- Jack-up rates
- Drillships
- Costs
- Shipyard / Transit Time
- Downtime

Contract Backlog Exceeds $3.5 Billion



37%
29%
14%
7%
5%
3%
5%
Norway
Middle East
UK
Southeast Asia
Egypt
Trinidad
Gulf of Mexico

Revenues In Backlog (000s)


$1,200
$1,000
$800
$600
$400
$200
$0
2012 *
2013
2014
2015
2016

* From April 25, 2012.

Contracted Days


80%
70%
60%
50%
40%
30%
20%
10%
0%
2012 *
2013
2014
2015
2016

* From April 25, 2012.

Average Day Rates vs. Oil Prices


$200,000
$150,000
$100,000
$50,000
$-
$200
$150
$100
$50
$-
Q1 2005
Q3 2005
Q1 2006
Q3 2006
Q1 2007
Q3 2007
Q1 2008
Q3 2008
Q1 2009
Q3 2009
Q1 2010
Q3 2010
Q1 2011
Q3 2011
Q1 2012

Earnings Leverage From Jack-ups

Rate Increase	2012	2013	2014	2015	2016
$5,000	$0.03	$0.14	$0.18	$0.30	$0.31
$10,000	$0.06	$0.28	$0.36	$0.59	$0.63
$15,000	$0.09	$0.42	$0.54	$0.89	$0.94
$20,000	$0.13	$0.56	$0.72	$1.18	$1.26
$25,000	$0.16	$0.69	$0.90	$1.48	$1.57

Note: EPS impact from assumed increases in current market spot rates at 95% utilization and 10% overall ETR.

Earnings Leverage And IRR From Drillships

Day Rate	2014	2015	2016	IRR
$450,000	$0.45	$1.48	$1.61	12.3%
$500,000	$0.56	$1.85	$2.01	14.7%
$550,000	$0.68	$2.21	$2.40	17.1%
$600,000	$0.79	$2.57	$2.80	19.5%
$650,000	$0.90	$2.93	$3.19	21.8%

Note: EPS impact and IRR from assumed drillship day rates at 95% utilization, $168,000 daily cost and 4% GOM ETR.

2012 Operating Cost Components



8%
2%
5%
5%
20%
60%
Employee-related *
R&M
Insurance
Rig moves
Rebillables
All other **

* Employee-related costs include labor, fringes, training, catering and crew transportation

** Other includes rentals, medics, agent commissions, satellite communications and other misc. drilling costs

Cost: Achievements And Opportunities

- **Global labor management**
  - Standard manning
  - Labor mix
- **Supply chain**
  - Strategic sourcing
  - Optimal inventory levels
- **Preventive maintenance**
  - Reduce repair cost
  - Minimize downtime
- **Stacking plan for idle rigs**

Employee Mix


3,500
3,000
2,500
2,000
1,500
1,000
500
0
2004
2005
2006
2007
2008
2009
2010
2011
Q1 2012
US
Non-US

Shipyard And Transit Days



30%
25%
20%
15%
10%
5%
0%
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012 E
Q3 2012 E
Q4 2012 E

Impact Of Rig Relocations

- **Rig is almost always off rate for duration**
  - Any related revenue is typically amortized over initial term
- **Shipyard stays**
  - Crew costs are usually capitalized into upgrades
  - Maintenance costs can be higher than normal
- **Mobilizations**
  - Crew costs are usually expensed as incurred
  - Towing cost is typically amortized over initial term
- **Start-ups**
  - More challenging customer acceptance process
  - Crew costs (e.g., shadowing, training) are often higher
  - Expendable supply costs can be higher in more remote areas

Amortizing Costs (millions)



$9
$8
$7
$6
$5
$4
$3
$2
$1
$-
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012 E
Q3 2012 E
Q4 2012 E
Q1 2013 E
Q2 2013 E
Q3 2013 E
Q4 2013 E
Q1 2014 E
Q2 2014 E
Q3 2014 E
Q4 2014 E

2012 Daily Operating Costs (000s)



$76
$67
$58
$49
$40
Q1 A
Q2 E
Q3 E
Q4 E
Actual/Forecast
Normalized

Downtime


5%
4%
3%
2%
1%
2007-2010
2011
Q1 2012

Rowan Earnings Potential



$7
$6
$5
$4
$3
$2
$1
$-
2012 Consensus (rolled fwd.)
Jack-up backlog
Jack-up spot rates
Shipyard / Downtime
Drillships
Total






ROWAN P10,000

Rowan Strategic Focus

Kevin Bartol

Senior Vice President – Corporate Development

Rowan Has The Right Priorities

Mission

To be recognized by our customers as the most efficient and capable provider of demanding contract drilling services

Strategy

- Grow our fleet by adding high specification jack-ups and floating rigs
- Maintain a conservative financial position to be prepared to weather downturns and seize opportunities
- Improve management, planning and training to become a contractor without peer, recognized as having the safest operations with the least flat-spot time

Rowan Has A Young, Sizeable Jack-up Fleet

Age of Global Jack-up Fleet



26-30 yrs
20%
21-25 yrs
2%
10-20 yrs
4%
<10 yrs
27%
>30 yrs
47%

Almost 70% of jack-up fleet is older than 25 years

Average Peer Existing Jack-up Fleet Age[(1)(2)]



Years
35
30
25
20
15
10
5
0
SDRL
RDC
ATW
ESV
RIG
NE
DO

Size of Peer Existing Jack-up Fleets[(2)]



Rigs
70
60
50
40
30
20
10
0
59
46
43
31
14
12
3
RIG
ESV
NE
RDC
SDRL
DO
ATW

1. *Age since rigs first placed in service.*
2. *Excluding rigs under construction.*

Offshore Driller Strategic Landscape

Floater Fleet Composition (1) (2)


100%
50%
50%
29%
50%
12%
9%
29%
39%
11%
21%
21%
29%
29%
21%
11%
19%
3%
67%
25%
50%
25%

	Rowan	Seadrill	Transocean	Noble	Ensco	Diamond Offshore	Atwood Oceanics
# of Floaters	3	18	77	28	28	36	8

UDW Drillships (4) | UDW / High-Spec Semis (4) | DP Deepwater Floaters | Other

Jack-up Fleet Composition (1)


10%
6%
23%
61%
6%
44%
50%
3%
29%
68%
14%
18%
8%
60%
12%
8%
29%
51%
25%
8%
8%
59%
17%
83%

	Rowan	Seadrill	Transocean	Noble	Ensco	Diamond Offshore	Atwood Oceanics
# of Jack-ups	31	18	62	49	49	12	6

High-Spec (~2mm+ lb hookload, ≥ 350 ft) | Premium (< 2mm lb hookload, ≥ 350 ft) | Water Depth ≥ 250 ft; <350 ft | Commodity (3)

1. *Include rigs on order or under construction.*
2. *Excludes FPSO's and submersibles.*
3. *Commodity jack-ups include mat and slot jack-ups and jack-ups with a water depth less than 250 ft. All water depths and hookloads per ODS-Petrodata.*
4. *UDW defined as water depth greater than or equal to 7,500 ft. High-Spec Semis include 5th and 6th generation semis regardless of water depth. All water depths per ODS-Petrodata.*

Offshore Driller Financial Position

($ in millions)		Seadrill	Transocean	NOBLE	ENSCO	DIAMOND	ATWOOD OCEANICS
Market Capitalization	**$5,074**	**$28,608**	**$27,039**	**$14,579**	**$17,568**	**$10,903**	**$3,390**
Current Liquidity [1]	**$1,065**	**$640**	**$6,006**	**$1,534**	**$2,109**	**$124**	**$732**
Debt / Backlog	**0.4x**	**0.8x**	**0.6x**	**0.3x**	**0.5x**	**0.2x**	**0.4x**
Credit Statistics							
Debt / Total Capitalization	24.2%	62.6%	45.7%	35.1%	31.5%	25.4%	25.2%
Debt / 2012E EBITDA	2.4 x	4.0 x	3.6 x	2.5 x	2.4 x	1.2 x	1.5 x
Debt / 2013E EBITDA	1.7 x	3.7 x	2.9 x	1.9 x	2.0 x	1.0 x	1.1 x
S&P Rating (Outlook)	BBB- (Stbl.)	NR	BBB- (Neg.)	BBB+ (Stbl.)	BBB+ (Neg.)	A- (Stbl.)	BB (Stbl.)
Moody's Rating (Outlook)	Baa3 (Stbl.)	NR	Baa3 (Neg.)	Baa1 (Neg.)	Baa1 (Stbl.)	Baa1 (Stbl.)	Ba2 (Stbl.)

Source: Estimates per I/B/E/S. Rowan assumes retirement of $226 million of MARAD debt, $20 million of associated make-whole costs, and $500 million senior notes issuance.
1. Liquidity represents ending cash balance plus availability under revolving credit facilities (accounting for outstanding LOCs).

Rowan Approach To Allocation Of Capital

- **Return on investment analysis drives all capital decisions**
  - » Cost of capital: 10 percent
  - » Sensitivity analysis - risk versus reward

- **Committed to maintaining investment grade balance sheet**

- **Regular consideration of all options for available capital**
  - » Upgrades of existing rigs
  - » Newbuild projects
  - » Acquisitions
  - » Divestitures
  - » Share repurchases
  - » Dividends

Current View Of Options For Available Capital

Upgrades of Existing Rigs	Contract requirements driving upgrades, cautious approach to speculative upgrades
Newbuild Projects	Positive bias toward exercising option for fourth drillship after building additional contract backlog
Acquisitions	Some attractive candidates, but pricing is challenging
Share Repurchases	Have $25 million remaining on buyback authorization, any future authorizations will be opportunistic
Dividends	Evaluating a modest recurring dividend

Rowan Multiples At Low End Of Range

As of May 11, 2012	Price to Earnings		Aggregate Value to EBITDA		Price / Book
	2012 (x)	2013 (x)	2012 (x)	2013 (x)	(x)
Rowan Cos. Inc.	**12.4x**	**8.1x**	**8.0x**	**5.7x**	**0.9x**
Transocean Inc.	15.6x	9.1x	6.9x	5.5x	1.0x
Seadrill	11.7x	10.6x	10.4x	9.5x	2.9x
Diamond Offshore Drilling Inc.	15.0x	12.2x	7.9x	6.8x	2.0x
Noble Corp.	12.1x	8.1x	7.6x	5.8x	1.2x
ENSCO International Inc.	9.1x	7.2x	7.6x	6.3x	1.0x
Hercules Offshore Inc.	NM	NM	7.3x	4.8x	0.7x
Atwood Oceanics Inc.	9.8x	7.7x	7.8x	5.9x	1.5x
Mean	**12.2x**	**9.0x**	**7.9x**	**6.3x**	**1.4x**
Median	**12.1x**	**8.1x**	**7.7x**	**5.9x**	**1.1x**

Potential Rowan Valuation Catalysts

- Drillship contracts
- Increased utilization raising revenue, margins and earnings
  - Reduction in transit days
  - Fewer shipyard days
  - Streamlined acceptance process
- Jack-up contract rollovers to higher rates





Closing Remarks

Matt Ralls

President And Chief Executive Officer

Rowan Has The Right …

Rigs



People


SAFETY PAYS

Priorities

- Mission
- Values
- Goals
- Action Plan


Questions And Answers

Rowan Companies plc

2800 Post Oak Blvd.
Suite 5450
Houston, TX 77056
713.621.7800
www.rowancompanies.com

RDC LISTED NYSE

Investor Contact:

Suzanne M. Spera
Director, Investor Relations
sspera@rowancompanies.com